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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                           CAMCO FINANCIAL CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-25196                 51-0110823
----------------------------     -------------------     ----------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (740) 435-2020

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

      On October 22, 2004, Camco Financial Corporation issued a press release regarding its earnings for the quarter ended September 30, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit No.                                       Description
-----------                                       -----------
    99                              News Release of Camco Financial Corporation
                                    dated October 22, 2004

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CAMCO FINANCIAL CORPORATION

                                   By: /s/ Mark A. Severson
                                       ----------------------------------------
                                        Mark A. Severson
                                        Chief Financial Officer

Date:  October 25, 2004

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                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------
  99              News Release of Camco Financial Corporation dated October
                  22, 2004

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